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                                                                 Exhibit 10.20
                             VITAMINSHOPPE.COM, INC.
                       c/o Vitamin Shoppe Industries, Inc.
                              4700 Westside Avenue
                         North Bergen, New Jersey 07047



                                            June 14, 1999


Ms. Kathryn Creech
31 Copper Beech Road
Greenwich, CT 06830

         Re:      VitaminShoppe.com, Inc. (the "Company") Consulting Agreement

Dear Kathryn:

         In consideration for the consulting services rendered by you on behalf of the Company from the date of incorporation of the Company in May, 1999 through the date hereof, the Company agrees to pay to you a consulting fee of $58,000. The fee will be paid to you on or before July 31, 1999.

                                                     Very truly yours,

                                                     VitaminShoppe.com, Inc.


                                                     By: /s/ J. Horowitz
                                                         -----------------------

ACCEPTED AND AGREED:

 [SIG]
-----------------------
    Kathryn Creech